Unitholders' Capital	3 Months Ended
Mar. 31, 2012
Equity [Abstract]
Unitholders' Capital
Note 3 - Unitholders' Capital

Equity Distribution Agreement

In August 2011, the Company entered into an equity distribution agreement, pursuant to which it may from time to time issue and sell units representing limited liability company interests having an aggregate offering price of up to $500 million.  Sales of units, if any, will be made through a sales agent by means of ordinary brokers' transactions, in block transactions, or as otherwise agreed with the agent.  The Company expects to use the net proceeds from any sale of the units for general corporate purposes, which may include, among other things, capital expenditures, acquisitions and the repayment of debt.

In January 2012, the Company, under its equity distribution agreement, issued and sold 1,539,651 units representing limited liability company interests at an average unit price of $38.02 for proceeds of approximately $57 million (net of approximately $1 million in commissions and professional service expenses).  The Company used the net proceeds for general corporate purposes including the repayment of a portion of the indebtedness outstanding under its Credit Facility.  At March 31, 2012, units equaling approximately $411 million in aggregate offering price remained available to be issued and sold under the agreement.

Public Offering of Units

In January 2012, the Company sold 19,550,000 units representing limited liability company interests at $35.95 per unit ($34.512 per unit, net of underwriting discount) for net proceeds of approximately $674 million (after underwriting discount and offering expenses of approximately $29 million).  The Company used the net proceeds from the sale of these units to repay a portion of the outstanding indebtedness under its Credit Facility.

In March 2011, the Company sold 16,726,067 units representing limited liability company interests at $38.80 per unit ($37.248 per unit, net of underwriting discount) for net proceeds of approximately $623 million (after underwriting discount and offering expenses of approximately $26 million).  The Company used a portion of the net proceeds from the sale of these units to fund the March 2011 redemptions of a portion of the outstanding 2017 Senior Notes and 2018 Senior Notes and to fund the cash tender offers and related expenses for a portion of the remaining 2017 Senior Notes and 2018 Senior Notes (see Note 6).  The Company used the remaining net proceeds from the sale of units to finance a portion of the March 31, 2011, acquisition in the Williston/Powder River Basin region.

Distributions

Under the Company's limited liability company agreement, the Company's unitholders are entitled to receive a quarterly distribution of available cash to the extent there is sufficient cash from operations after establishment of cash reserves and payment of fees and expenses.  Distributions paid by the Company during the three months ended March 31, 2012, are presented on the condensed consolidated statement of unitholders' capital.  On April 24, 2012, the Company's Board of Directors declared a cash distribution of $0.725 per unit with respect to the first quarter of 2012, which represents a 5% increase over the previous quarter.  The distribution, totaling approximately $145 million, will be paid on May 15, 2012, to unitholders of record as of the close of business on May 8, 2012.